Exhibit 10.1
ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT
     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to SIR PARK PLACE, LLC, an Iowa limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated September 7, 2010, as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated October 20, 2010, that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated November 22, 2010, that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated November 22, 2010 and that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated December 10, 2010 (collectively, the “Purchase Agreement”), between PARK PLACE CONDO, LLC, an Iowa limited liability company (“Seller”), and Assignor for the purchase and sale of that certain real property located in Des Moines, Iowa, and more particularly described in Exhibit “A” attached hereto (the “Property”).
     Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.
     All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.
     WITNESS THE EXECUTION HEREOF, as of this December 15, 2010.

ASSIGNOR:		ASSIGNEE:

STEADFAST ASSET HOLDINGS, INC.		SIR PARK PLACE, LLC,
a California corporation		an Iowa limited liability company

		By:	Steadfast Income Advisor, LLC,
a Delaware limited liability company,
its Manager

By:	/s/ Dinesh Davar
Name: Dinesh Davar
Title: Chief Financial Advisor			By:	/s/ James Kasim

			Name:	James Kasim
			Its:	Chief Financial Officer

Exhibit “A”
DESCRIPTION OF THE REAL PROPERTY
THE REAL PROPERTY SITUATED IN THE CITY OF DES MOINES, COUNTY OF POLK, STATE OF IOWA, AND DESCRIBED AS FOLLOWS:
Parcel 1:
Lot Seven (7) in Division 2 Grimmel’s Addition to the Town of Fort Des Moines, an Official Plat, now included in and forming a part of the City of Des Moines, Polk County, Iowa.
Parcel 2:
Units 403 through 409, inclusive, Units 501 and 502, Units 504 through 508, inclusive, Units 510 through 512, inclusive, Units 601 through 612, inclusive, Units 701 through 712, inclusive, Units 801 through 812, inclusive, Units 901 through 912, inclusive, Units 1001, 1002, 1004 and 1005, Units 1007 through 1012, inclusive, Units 1101 through 1112, inclusive, Units 1201 through 1212, inclusive, Units 1301 and 1302, Units 1304 through 1312 inclusive, Units 1401 and 1402, Units 1404 through 1412, inclusive, Units 1501 through 1503, inclusive, Units 1506 through 1512, inclusive, Units 1601 through 1616, inclusive, Garage Units P1 though P20, inclusive, Garage Units P21a and P21b, Garage Units P22 and P23, Garage Units P25 through P51, inclusive, Garage Units P53 through P58, inclusive, Garage Units P60a and P60b, Garage Units P62 through P68, inclusive, Garage Units P69a and 69b, Garage Units P70 through P90, Garage Units P92 through P103, inclusive, together with percentage interest in the Common Elements as provided in the Declaration of Submission to the Horizontal Property Regime referred to below, in PARK PLACE CONDO LLC, a Condominium, City of Des Moines, and County of Polk, Iowa, and located upon Lots 6 and 7 in Block “R” in Grimmel’s Addition to the Town of Fort Des Moines, in accordance with and subject to the Declaration of Submission to Horizontal Property Regime, recorded on December 18, 2006 in Book 11997 Page 522 in the records of the Polk County Iowa recorder as amended.
End of Legal Description.